UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2005



                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)




              MAINE                 01-28190                  01-0413282
    (State or other jurisdiction    (Commission               (IRS employer
          of incorporation)         File Number)            Identification No.)




     Two Elm Street, Camden, Maine                           04843
  (Address of principal executive offices)                 (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Camden National Corporation issued a press release on March 29, 2005, which is attached as Exhibit 99.1, declaring a quarterly dividend of $0.20 per share payable on April 29, 2005 for shareholders of record on April 15, 2005.


Item 9.01 - Financial Statements and Exhibits


            (c)        Exhibits.

                       99.1        Dividend announcement press release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

          CAMDEN NATIONAL CORPORATION



        By:    /s/ Gregory A. Dufour                        Date: March 29, 2005
              -----------------------
              Gregory A. Dufour
              Chief Banking Officer and Principal
              Financial & Accounting Officer